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                                                                   EXHIBIT 10(R)

"____________" DENOTES MATERIAL THAT HAS BEEN OMITTED FROM THE PUBLICLY FILED VERSION OF THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                AMENDMENT NO. 8 TO RECEIVABLES PURCHASE AGREEMENT

          This AMENDMENT NO. 8 TO RECEIVABLES PURCHASE AGREEMENT, dated as of December 18, 2006 (this "Amendment Agreement"), is made by and among Hasbro Receivables Funding, LLC (the "Seller"), CAFCO, LLC ("CAFCO"), Starbird Funding Corporation ("Starbird"), Citibank, N.A. ("Citibank"), BNP Paribas acting through its New York Branch ("BNP Paribas"), as a Bank and an Investor Agent (each as defined in the Agreement) (as defined below), Citicorp North America, Inc., as program agent (the "Program Agent") for the Investors (as defined in the Agreement) and the Banks and as an Investor Agent, Hasbro, Inc., as collection agent and undertaking party under the Parent Undertaking (as defined in the Agreement defined below) (the "Collection Agent and the Parent"), and Hasbro, Inc., and Wizards of the Coast, Inc., as originators (the "Originators").

          Preliminary Statements. (1) The Seller, CAFCO, Starbird, Citibank, BNP Paribas, the Program Agent, the Collection Agent, the Investor Agents and the Originators are parties to a Receivables Purchase Agreement, dated as of December 10, 2003, as amended as of August 27, 2004, as of November 18, 2004, as of December 3, 2004, as of December 7, 2005, as of January 23, 2006, as of May 17, 2006 and as of December 6, 2006 (as amended, the "Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Agreement).

          (2) The Seller, CAFCO, Starbird, Citibank, BNP Paribas, the Program Agent, the Collection Agent and the Originators wish to amend the Agreement, to, among other things, increase the Purchase Limit.

          NOW, THEREFORE, the parties agree as follows:

          SECTION 1. Amendments to Agreement. Effective as of the date hereof in accordance with Section 2 of this Amendment Agreement:

          (a)  Section 1.01 of the Agreement is amended as follows:

               (i)  (A)  The definition of "Applicable Margin" is restated in its entirety to read as follows:

                         "'Applicable Margin' means, at any time, the percentage determined pursuant to Annex F corresponding to the more favorable to the Seller of the Parent's Debt/Earnings Ratio

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                         for the most recent fiscal quarter and the Parent's
                         Debt Rating at such time."

                    (B) The definition of "Bank Commitment" is restated in its entirety as follows:

                         "'Bank Commitment' of any Bank means, (a) with respect to Citibank, $150,000,000 from and including the first day of the October Fiscal Month of each year and ending on the last day of the January Fiscal Month of the next year, and at all other times, $125,000,000 or such amount as reduced or increased by any transfer under any Assignment and Acceptance entered into among Citibank, another Bank, the Investor Agent for Citibank and the Program Agent, (b) with respect to BNP Paribas, $150,000,000 from and including the first day of the October Fiscal Month of each year and ending on the last day of the January Fiscal Month of the next year, and at all other times, $125,000,000 or such amount as reduced or increased by any transfer under any Assignment and Acceptance entered into among BNP Paribas, another Bank, the Investor Agent for BNP Paribas and the Program Agent or (c) with respect to a Bank (other than Citibank or BNP Paribas) that has entered into an Assignment and Acceptance, the amount set forth therein as such Bank's Bank Commitment, in each case as such amount may be reduced or increased by an Assignment and Acceptance entered into among such Bank, an Eligible Assignee, the Investor Agent for such Bank and the Program Agent, and as may be further reduced (or terminated) pursuant to the next sentence. Any reduction (or termination) of the Purchase Limit pursuant to the terms of this Agreement shall reduce ratably (or terminate) each Bank's Bank Commitment; provided that if the Investors and Banks in any Group (the 'Departing Group') shall determine not to extend the Commitment Termination Date or shall approve an extension of the Commitment Termination Date based on a reduced Investor Purchase Limit for their Group, then, if the Investors and the Banks in the other Groups shall nonetheless determine to extend the Commitment Termination Date, effective from such Commitment Termination Date, the Bank Commitment of each Bank in the Departing Group shall be reduced (ratably, or as otherwise mutually agreed by such Banks) or terminated."

                    (C) The definition of "Commitment Termination Date" is amended by deleting the date "December 18, 2006" in line


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                         one thereof and replacing it with the date "December 5,
                         2007".

                    (D) The definition of "Concentration Limit" is restated in its entirety to read as follows:

                         "'Concentration Limit' for any Obligor means (i) at any time that such Obligor's Debt Rating is at least
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                         ('Normal Concentration Limit'), or such other higher
                         percentage or dollar amount ('Special Concentration Limit') for such Obligor designated by the Program Agent and each Investor Agent in a writing delivered to the Seller; provided that in the case of an Obligor with any Affiliated Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliated Obligor are one Obligor; provided further, that the Program Agent or any Investor Agent may for bona fide credit reasons reduce or cancel any Special Concentration Limit for any Obligor upon three Business Days' notice to the Seller (with a copy to each of the other Agents). The foregoing notwithstanding, but subject to the two provisos in the previous sentence, the Special Concentration Limit
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                         as the case may be, shall be the applicable
                         Concentration Limit determined pursuant to clauses (ii) and (iii) of the first sentence of this definition."

                    (E) The definition of "Debt Rating" is restated in its entirety to read as follows:


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                         "'Debt Rating' for any Person means the rating
                         determined by one or more of S&P, Moody's or Fitch, as the case may be, of such Person's long-term public senior unsecured non-credit enhanced debt."

                    (F) The definition of "Dilution Horizon Factor" is restated in its entirety to read as follows:

                         "'Dilution Horizon Factor' means (i) as of any date which does not occur during the Ratings and Leverage Period, a ratio computed by dividing (A) the aggregate original Outstanding Balance of all Originator Receivables created by the Originators during the number of Fiscal Months determined pursuant to the definition of Liquidation Period by (B) the Outstanding Balance of Originator Receivables (other than Defaulted Receivables), less Collections on hand but not yet applied to reduce the Outstanding Balance of Originator Receivables, in each case as at the last day of the most recently ended Fiscal Month and (ii) as of any date which occurs during the Ratings and Leverage Period, a ratio computed by dividing (A) the aggregate original Outstanding Balance of all Originator Receivables created by the Originators during the three most recently ended Fiscal Months by (B) the Outstanding Balance of Originator Receivables (other than Defaulted Receivables), less Collections on hand but not yet applied to reduce the Outstanding Balance of Originator Receivables, in each case as of the last day of the most recently ended Fiscal Month."

                    (G) The definition of "Dilution Percentage" is restated in its entirety to read as follows:

                         "'Dilution Percentage' means, as of any date, the product of (a) the sum of (i) the product of (x) 2.0 (or for so long as the Ratings and Leverage Period shall have occurred and shall be continuing, 1.5), multiplied by (y) the average of the Dilution Ratios for each of the twelve most recently ended Fiscal Months, plus (ii) the Dilution Volatility Ratio as at the last day of the most recently ended Fiscal Month, multiplied by (b) the Dilution Horizon Factor as of such date."

                    (H) The definition of "Dilution Ratio" is restated in its entirety to read as follows:


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                         "'Dilution Ratio' means (i) as of any date which does
                         not occur during the Ratings and Leverage Period, the ratio (expressed as a percentage) computed for the most recently ended Fiscal Month by dividing (A) the aggregate amount of Diluted Receivables arising during such Fiscal Month by (B) the aggregate Outstanding Balance (in each case, at the time of creation) of all Originator Receivables created during the sixth Fiscal Month immediately preceding such Fiscal Month and (ii) as of any date which occurs during the Ratings and Leverage Period, the ratio (expressed as a percentage) computed for the most recently ended Fiscal Month by dividing (A) the aggregate amount of Diluted Receivables less an amount equal to the amount of Planned Diluted Receivables arising during such Fiscal Month by (B) the aggregate Outstanding Balance (in each case at the time of creation) of all Originator Receivables created during the third Fiscal Month immediately preceding such Fiscal Month."

                    (I) The definition of "Dilution Reserve" is restated in its entirety to read as follows:

                         "'Dilution Reserve' means, for any Receivable Interest on any date, an amount equal to the greater of:

                              (a)  DP x (C + YFR)

                         where:

                              DP     = the Dilution Percentage on such date.

                              C      = the Capital of such Receivable Interest
                                       on such date.

                              YFR    = the Yield and Fee Reserve for such
                                       Receivable Interest on such date.

                              or (b) PD x 2.0

                         where:

                              PD     = the Projected Dilution for the most
                                       recent Fiscal Month.

                         provided, that for so long as the Ratings and Leverage Period shall have occurred and shall be continuing, then the Dilution Reserve shall be as set forth only in clause (a) above."


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                    (J)  The definition of "Facility Termination Date" is
                         amended by deleting the date "December 18, 2006" in line one thereof and replacing it with the date "December 1, 2011".

                    (K) The definition of "Investor Purchase Limit" is restated in its entirety as follows:

                         "'Investor Purchase Limit' means (a) with respect to the Group consisting of CAFCO and its Related Banks, $150,000,000 from and including the first day of the October Fiscal Month of each year and ending on the last day of the January Fiscal Month of the next year, and at all other times, $125,000,000, and (b) with respect to the Group consisting of Starbird and its Related Banks, $150,000,000 from and including the first day of the October Fiscal Month of each year and ending on the last day of the January Fiscal Month of the next year, and at all other times, $125,000,000. Any reduction (or termination) of the Purchase Limit pursuant to the terms of this Agreement shall reduce ratably (or terminate) each Group's Investor Purchase Limit; provided, that if any Departing Group shall determine not to extend the Commitment Termination Date or shall approve an extension of the Commitment Termination Date based on a reduced Investor Purchase Limit for their Group, then, if the Investors and Banks in the other Groups shall nonetheless determine to extend the Commitment Termination Date, effective from such Commitment Termination Date, the Investor Purchase Limit of the Departing Group shall be so reduced or terminated.

                    (L) The definition of "Net Receivables Pool Balance" is restated in its entirety to read as follows:

                         "'Net Receivables Pool Balance' means at any time the Outstanding Balance of Eligible Receivables then in the Receivables Pool reduced by the sum of (without duplication) (i) the aggregate amount by which the Outstanding Balance of Eligible Receivables of each Obligor then in the Receivables Pool exceeds the product of (A) the Concentration Limit for such Obligor multiplied by (B) the aggregate outstanding Capital of all Receivable Interests (provided, that if such Concentration Limit is calculated as a dollar amount, then such dollar amount shall be used in lieu of the product of clauses (A) and (B)), (ii) the aggregate amount of Collections on hand at such time but not yet applied to reduce the Outstanding Balance


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                         of a Pool Receivable, (iii) to the extent credit memos
                         exceed open deductions, the aggregate Outstanding Balance of all Eligible Receivables in respect of which any credit memo issued by an Originator or the Seller is outstanding at such time to the extent not yet applied to reduce the Outstanding Balance of a Pool Receivable, (iv) the amount, if any, by which (A) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool having original due dates more than
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                         Outstanding Balance of all Receivables then in the
                         Receivables Pool and (ix) so long as the Ratings and Leverage Period shall have occurred and shall be continuing, an amount equal to the then Planned Dilution Reserve."

                    (M) The definition of "Purchase Limit" is amended in its entirety to read as follows:

                         "'Purchase Limit' means $300,000,000 from and including the first day of the October Fiscal Month of each year and ending on the last day of the January Fiscal Month of the next year, and at all other times, $250,000,000, as such amount may be reduced pursuant to the immediately succeeding sentence or Section 2.01(b). In the event that the Facility Termination Date shall occur solely under clause (d) of such defined term, then on such Facility Termination Date the Purchase Limit shall be reduced by the aggregate Bank Commitments of the Banks in the Group for which such Facility Termination Date has occurred (as such Bank Commitments were in effect immediately prior to such Facility Termination Date). References to the unused portions of the Purchase Limit


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                         shall mean, at any time, the Purchase Limit, as then
                         reduced pursuant to Section 2.01(b), minus the then outstanding Capital of Receivable Interests under this Agreement."

                    (N) The definition of "Subsidiary" is amended in its entirety to read as follows:

                         "'Subsidiary' of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Capital Stock having ordinary voting power for the election of directors or other governing body (other than Capital Stock having such power only by reason of the happening of a contingency) are at the time beneficially owned directly or indirectly through one or more Subsidiaries by such Person. Unless otherwise specified, all references herein to a 'Subsidiary' or to 'Subsidiaries' shall refer to a Subsidiary or Subsidiaries of the Parent."

                    (O) The definition of "Weekly Reporting Period" is amended in its entirety to read as follows:

                         "'Weekly Reporting Period' means the period beginning on the first day of the December Fiscal Month of each year and ending on the last day of the February Fiscal Month of the next year; provided, that Weekly Reporting Period shall mean the period beginning on the first day of the January Fiscal Month of each year and ending on the last day of the February Fiscal Month of each year for so long as the Ratings and Leverage Period shall have occurred and shall then be continuing."

               (ii) The following new definitions are hereby added in their proper alphabetical order:

                    (A) "'Attributable Indebtedness' means, at any time, the amount of obligations outstanding at such time under the legal documents entered into as part of a Permitted Receivables Securitization Facility on any date of determination that would be characterized as principal if such Permitted Receivables Securitization Facility were structured as a secured lending transaction rather than as a purchase, less (i) any escrowed or pledged cash proceeds which effectively secure, or are required to be maintained as reserves by the applicable Receivables Subsidiary for, the Indebtedness of the Parent and its Subsidiaries in


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                         respect of, or the obligations of the Parent and its
                         Subsidiaries under, such Permitted Receivables Securitization Facility, (ii) reasonable attorneys' fees, accountants' fees, brokerage consultant and other customary fees, underwriting commissions and other reasonable fees and expenses actually incurred in connection with such Permitted Receivables Securitization Facility and (iii) any taxes paid or reasonably estimated to be payable as a result thereof."

                    (B) "'Capital Stock' means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing."

                    (C) "'Capitalized Leases' means leases under which the Parent or any of its Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP."

                    (D) "'Consolidated EBITDA' means, with respect to any particular fiscal period, the amount equal to (a) Consolidated Operating Profit (or Loss) for such period, plus (b) in each case without duplication, and to the extent deducted in calculating Consolidated Operating Profit (or Loss) for such period, (i) depreciation and amortization of the Parent and its Subsidiaries, (ii) other non-cash charges of the Parent and its Subsidiaries, and (iii) extraordinary losses of the Parent and its Subsidiaries, and minus (c) to the extent included in Consolidated Operating Profit (or
                         Loss) for such period, extraordinary gains of the Parent and its Subsidiaries for such period, all determined in accordance with GAAP."

                    (E) "'Consolidated Operating Profit (or Loss)' means the consolidated operating profit (or loss) of the Parent and its Subsidiaries identified as such on the Parent's income statement for any period, determined in accordance with GAAP."

                    (F) "'Consolidated Total Funded Debt' means, as of any date of determination, with respect to the Parent and its Subsidiaries, the amount equal to, without duplication,
                         (a) the aggregate amount of Indebtedness of the Parent and


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                         its Subsidiaries, on a consolidated basis, relating to
                         (i) the borrowing of money or the obtaining of credit,
                         (ii) the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business), (iii) any Synthetic Lease Obligation or any Capitalized Leases, (iv) the face amount of all letters of credit outstanding, (v) any Recourse Obligations, plus (b) the aggregate amount of Indebtedness of the type referred to in clause (a) of another Person (other than the Parent or a Subsidiary thereof) guaranteed by the Parent or any of its Subsidiaries plus (c) the Attributable Indebtedness. In determining under clause
                         (a) of this definition the Indebtedness of the Parent and its Subsidiaries under or in respect of any Permitted Receivables Securitization Facility or under clause (c) of this definition the Attributable Indebtedness in respect of any Permitted Receivables Securitization Facility, such Indebtedness or amount shall be reduced by any escrowed or pledged cash proceeds which effectively secure such Indebtedness or the obligations of the Parent or any such Subsidiary under such Permitted Receivables Securitization Facility."

                    (G) "'Credit Agreement' means the Revolving Credit Agreement dated as of June 23, 2006 among Hasbro, Inc., and Hasbro SA as Borrowers, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other lenders party thereto, Citibank, N.A. and Citizen Bank of Massachusetts, as Co-Syndication Agents, Commerzbank AG, New York and Grand Cayman Branches, and BNP Paribas as Co-Documentation Agents and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager as the same may be amended, modified or restated from time to time."

                    (H) "'Debt/Earnings Ratio' means, for any fiscal quarter of the Parent, the ratio of Consolidated Total Funded Debt at the end of such fiscal quarter to Consolidated EBITDA for the fiscal period consisting of such fiscal quarter and the three preceding fiscal quarters."

                    (I) "'Designated Borrower' means Hasbro SA, a corporation organized under the laws of Switzerland and a wholly-owned Subsidiary of the Parent."

                    (J) "'GAAP' means generally accepted accounting principles in the United States consistent with the opinions and pronouncements of the Accounting Principles Board and


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                         the American Institute of Certified Public Accountants
                         and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied."

                    (K) "'Indebtedness' as applied to any Person, means, without duplication:

                              (a) every obligation of such Person to repay money
                         borrowed,

                              (b) every obligation of such Person for principal
                         evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses,

                              (c) every reimbursement obligation of such Person
                         with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

                              (d) every obligation of such Person issued or
                         assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding (i) trade accounts payable or accrued liabilities arising in the ordinary course of business,
                         (ii) earnout obligations in respect of assets or businesses acquired prior to the Closing Date (as defined in the Credit Agreement) and (iii) obligations to repurchase any Lucas Warrant (as defined in the Credit Agreement) under the Warrant Amendment Agreement (as defined in the Credit Agreement),

                              (e) every obligation of such Person under any
                         Capitalized Lease,

                              (f) every obligation of such Person under any
                         Synthetic Lease Obligation,

                              (g) Indebtedness of any other entity (including
                         any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such


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                         Indebtedness provide that such Person is not liable
                         therefor and such terms are enforceable under applicable law,

                              (h) every obligation, contingent or otherwise, of
                         such Person guaranteeing, or having the economic effect of guaranteeing or otherwise acting as surety for, any obligation of a type described in any of clauses (a) through (h) (the 'primary obligation') of another Person (the 'primary obligor'), in any manner, whether directly or indirectly, and including, without limitation, any such obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (ii) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

                         The 'amount' or 'principal amount' of any Indebtedness at any time of determination represented by (w) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with GAAP, (x) any Capitalized Lease shall be the discounted aggregate rental obligations under such Capitalized Lease required to be capitalized on the balance sheet of the lessee in accordance with GAAP and (y) any Synthetic Lease shall be the stipulated loss value, termination value or other equivalent amount."

                    (L) "'Permitted Receivables Securitization Facility' means any transaction or series of related transactions providing for the financing of any Receivables (as defined in the Credit Agreement); provided that any such transaction shall be consummated on terms that include terms substantially as described on Schedule
                         1.03 to the Credit Agreement or as the Required Lenders (as defined in the Credit Agreement) may otherwise consent, such consent not to be unreasonably withheld."

                    (M) "'Planned Diluted Receivable' means that portion (and only that portion) of any Originator Receivable which is either reduced or cancelled as a result of the application of a credit to such Receivable issued with respect to a Planned Dilution."


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                    (N)  "'Planned Dilution' means, with respect to any
                         Originator Receivable, the aggregate amount of credits which have been accrued for in advance by the relevant Originator consistent with past practices and are issued with respect to such Originator Receivable
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                    (O)  "'Planned Dilution Reserve' means as of any date of
                         determination during the period from and including the first day of the January Fiscal Month of each year and ending on the last day of the November Fiscal Month of each year, an amount equal to the sum of (a) the
                         Planned Dilution Reserve as shown on the Monthly Report for the immediately preceding Fiscal Month plus (b) amounts representing total accruals for Planned
                         Dilution during the current Fiscal Month earned, but
                         not yet paid
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                    (P)  "'Ratings and Leverage Period' means any period of time during which the Parent's Debt Rating is at least BBB-by S&P or Baa1 by Moody's or BBB- by Fitch (provided, that at no time during such period shall the Parent's Debt Rating be below BB+ by S&P or Ba1 by Moody's or BB+ by Fitch) and the Debt/Earnings Ratio for the most recent fiscal quarter is less than or equal to 2:75 to 1:0.

                    (Q) "'Receivables Subsidiary" means any special purpose, bankruptcy-remote corporation, limited liability company, trust or other entity established and majority owned by the Parent that purchases, receives contributions of, or receives financing secured by, Receivables (as defined in the Credit


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                         Agreement) generated by the Parent or any of its
                         Subsidiaries."

                    (R) "'Recourse Obligations' of a Person means all sales with recourse by such Person of (i) accounts or general intangibles for money due or to become due, (ii) chattel paper, instruments or documents creating or evidencing a right to payment of money or (iii) other receivables (collectively 'receivables'), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith. The outstanding amount of any Recourse Obligation shall be the portion of the principal investment of the purchaser thereof (other than the Parent or a Significant Subsidiary) as to which recourse to such Person exists, in any event excluding amounts representative of yield and interest earned on such investment."

                    (S) "'Significant Subsidiary' means (a) the Designated Borrower, (b) any other Subsidiary of the Parent (other than any Receivables Subsidiary), which, either alone or together with the Subsidiaries of such Subsidiary, meets either of the following conditions:

                              (i) the investments of the Parent and its Subsidiaries in, or their proportionate share (based on their equity interests) of the book value of the total assets (after intercompany eliminations) of, the Subsidiary in question exceed 10% of the book value of the total assets of the Parent and its Subsidiaries on a consolidated basis, or

                              (ii) the equity of the Parent and its Subsidiaries in the revenues of the Subsidiary in question exceeds 10% of the revenues from continuing operations of the Parent and its Subsidiaries on a consolidated basis for the Parent's most recent fiscal year; or

                         (c) Any other Subsidiary of the Parent designated as a 'Significant Subsidiary' by the Parent in a written notice to the Administrative Agent (as defined in the Credit Agreement) with a copy to the Program Agent."

                    (T) "'Synthetic Lease Obligation' means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment)".

          (b) Section 1.02 of the Agreement is amended by deleting the term "generally accepted accounting principles" and replacing it with the term "GAAP".

          (c) Section 4.01(e) of the Agreement is amended by deleting the date "December 10, 2003" in line five thereof and replacing it with the date "December 25, 2005".

          (d) Section 4.02(e) of the Agreement is amended by deleting the date "September 28, 2003" in line seven thereof and replacing it with the date "December 25, 2005".

          (e) Clause (x) of Section 5.01(k) of the Agreement is amended in its entirety to read as follows:

                         "(x) at the time of the delivery of the financial
                    statements provided for in clauses (i) and (ii) of this paragraph, (A) a certificate of the chief financial officer or the treasurer of the Seller to the effect that, to the best of such officer's knowledge, no Event of Termination has occurred and is continuing or, if any Event of Termination has occurred and is continuing, specifying the nature and extent thereof and (B) a copy of the Compliance Certificate (as defined in the Credit Agreement) corresponding to such fiscal period and setting forth the calculation of the Debt/Earnings Ratio for the most recent fiscal quarter in reasonable detail;"

          (f) Section 6.02(g)(iv) of the Agreement is amended by deleting the proviso clause contained therein and replacing it in its entirety as follows:

                    ", provided, however, that so long as the Ratings and Leverage Period shall have occurred and shall be continuing, such Daily Report need not be submitted during a Weekly Reporting Period."

          (g) Section 7.01(h)(iv) is restated in its entirety to read as follows:

                    "(iv)(A) if such last day of such Fiscal Month does not occur during the Ratings and Leverage Period, the average of such Dilution Ratios for such Fiscal Month and the two immediately preceding Fiscal Months shall exceed

                    ____________________________________________________________
                    ____________________________________________________________
                    ____________________________________________________________
                    ____________________________________________________________
                    ____

          (h) Section 7.01 of the Agreement is further amended by adding the word "or" at the end of subsection (o) thereof and adding a new subsection (p) as follows:

                         "(p) The aggregate outstanding Capital of all
                    Receivable Interests at any time shall exceed the Purchase Limit then in effect for more than five Business Days after the delivery of the most recent Seller Report which indicates such an excess;"

          (i) Annex A-1 (Monthly Report) is deleted in its entirety and replaced with Exhibit I to this Amendment Agreement.

          (j) Annex F (Applicable Margin) is deleted in its entirety and replaced with Exhibit II to this Amendment Agreement.

          (k) Schedule III (Fiscal Months) is deleted in its entirety and replaced with Exhibit III to this Amendment Agreement.

          SECTION 2. Effectiveness. This Amendment Agreement shall become effective as of the date hereof at such time that (i) executed counterparts of this Amendment Agreement and a replacement Fee Agreement (in form and substance satisfactory to each Investor Agent party thereto) have been delivered by each party hereto and thereto to the other parties hereto and thereto, (ii) a non-refundable up-front fee
________________________________________________________________________________
________________________________________________________________________________
and delivered to the Program Agent and (iv) documents of the type described in
Section 3.01(a), (b) and (g) (but not with respect to true sale, non-consolidation or UCC) of the Agreement relating to the execution and delivery of this Amendment Agreement and the Agreement as amended hereby, in form and substance satisfactory to the Program Agent, have been delivered to the Program Agent.

          SECTION 3. Consent. Pursuant to Section 5.01(m) of the Agreement, each of the Program Agent and each Investor Agent hereby consents to an amendment to the Originator Purchase Agreement amending Section 4.01(f) thereof.

          SECTION 4. Representations and Warranties. Each of the Seller and the Collection Agent represents and warrants that each of the representations and warranties contained in Section 4.01 and Section 4.02, respectively, of the Agreement (after giving effect to this Amendment Agreement) are correct in all material respects on and as of the date of this Amendment Agreement as though made on and as of such date.

          SECTION 5. Confirmation of Agreement. Each reference in the Agreement to "this Agreement" or "the Agreement" shall mean the Agreement as amended by this Amendment Agreement, and as hereafter amended or restated. Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

          SECTION 6. Confirmation and Amendment of Parent Undertaking. (a) The Parent, as the undertaking party under the Parent Undertaking, hereby consents to the terms of this Amendment Agreement and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment Agreement, the Parent Undertaking is, and shall continue to be, in full force and effect and shall apply to the Agreement as amended by this Amendment Agreement and the Parent Undertaking is hereby ratified and confirmed.

          (b) The Parent and the Program Agent (as assignee of the Seller) agree to amend Section 5(e) of the Parent Undertaking by deleting the date "June 29, 2003" in line seven thereof and replacing it with the date "December 25, 2005".

          SECTION 7. Costs and Expenses. The Seller agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment Agreement and any other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Program Agent, the Investor Agents, the Investors and the Banks with respect thereto.

          SECTION 8. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

          SECTION 9. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

                [Remainder of this page intentionally left blank]

          IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        HASBRO RECEIVABLES FUNDING, LLC,
                                        as the Seller


                                        By: /s/ Martin R. Trueb
                                            ------------------------------------
                                        Name: Martin R. Trueb
                                        Title: Senior Vice-President,
                                               Treasurer


                                        CAFCO, LLC, as an Investor

                                        By: Citicorp North America,
                                            Inc., as Attorney-in-Fact


                                        By: /s/ Patricia Schaupp
                                            ------------------------------------
                                        Name: Patricia Schaupp
                                        Title:
                                               ---------------------------------


                                        STARBIRD FUNDING CORPORATION,
                                        as an Investor


                                        By: /s/ Franklin P. Collazo
                                            ------------------------------------
                                        Name: Franklin P. Collazo
                                        Title: Secretary


                                        CITICORP NORTH AMERICA, INC.,
                                        as Program Agent and as an
                                        Investor Agent


                                        By: /s/ Patricia Schaupp
                                            ------------------------------------
                                        Name: Patricia Schaupp
                                        Title:
                                               ---------------------------------

                                        CITIBANK, N.A., as a Bank


                                        By: /s/ Patricia Schaupp
                                            ------------------------------------
                                        Name: Patricia Schaupp
                                        Title:
                                               ---------------------------------


                                        BNP PARIBAS, NEW YORK BRANCH
                                        as a Bank and as an Investor Agent


                                        By: /s/ Sean Reddington
                                            ------------------------------------
                                        Name: Sean Reddington
                                        Title: Managing Director


                                        By: /s/ Michael Gonik
                                            ------------------------------------
                                        Name: Michael Gonik
                                        Title: Director


                                        HASBRO, INC., as an Originator and as
                                        Collection Agent


                                        By: /s/ Martin R. Trueb
                                            ------------------------------------
                                        Name: Martin R. Trueb
                                        Title: Senior Vice-President,
                                               Treasurer


                                        WIZARDS OF THE COAST, INC., as an
                                        Originator


                                        By: /s/ Martin R. Trueb
                                            ------------------------------------
                                        Name: Martin R. Trueb
                                        Title: Senior Vice-President,
                                               Treasurer

                                  EXHIBIT-I TO

                         AMENDMENT NO. 8 TO RECEIVABLES

                               PURCHASE AGREEMENT

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

       [Exhibit omitted pursuant to a request for confidential treatment]

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                  EXHIBIT-II TO

                         AMENDMENT NO. 8 TO RECEIVABLES

                               PURCHASE AGREEMENT

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

       [Exhibit omitted pursuant to a request for confidential treatment]

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                 EXHIBIT-III TO

                         AMENDMENT NO. 8 TO RECEIVABLES

                               PURCHASE AGREEMENT

                                 (Fiscal Months)

                                  SCHEDULE III

                                  FISCAL MONTHS

HASBRO, INC.
FISCAL YEARS PLANNING CALENDAR
2005-2020

                         2005       2006       2007       2008       2009       2010       2011
                       --------   --------   --------   --------   --------   --------   --------
JAN   Beginning Date   12/27/04   12/26/05     1/1/07   12/31/07   12/29/08   12/28/09   12/27/10
      Ending Date       1/23/05    1/29/06    1/28/07    1/27/08    1/25/09    1/24/10    1/23/11
      Weeks in Mo             4          5          4          4          4          4          4

FEB   Beginning Date    1/24/05    1/30/06    1/29/07    1/28/08    1/26/09    1/25/10    1/24/11
      Ending Date       2/27/05     3/5/06     3/4/07     3/2/08     3/1/09    2/28/10    2/27/11
      Weeks in Mo             5          5          5          5          5          5          5

MAR   Beginning Date    2/28/05     3/6/06     3/5/07     3/3/08     3/2/09     3/1/10    2/28/11
      Ending Date       3/27/05     4/2/06     4/1/07    3/30/08    3/29/09    3/28/10    3/27/11
      Weeks in Mo             4          4          4          4          4          4          4

APR   Beginning Date    3/28/05     4/3/06     4/2/07    3/31/08    3/30/09    3/29/10    3/28/11
      Ending Date       4/24/05    4/30/06    4/29/07    4/27/08    4/26/09    4/25/10    4/24/11
      Weeks in Mo             4          4          4          4          4          4          4

MAY   Beginning Date    4/25/05     5/1/06    4/30/07    4/28/08    4/27/09    4/26/10    4/25/11
      Ending Date       5/29/05     6/4/06     6/3/07     6/1/08    5/31/09    5/30/10    5/29/11
      Weeks in Mo             5          5          5          5          5          5          5

JUN   Beginning Date    5/30/05     6/5/06     6/4/07     6/2/08     6/1/09    5/31/10    5/30/11
      Ending Date       6/26/05     7/2/06     7/1/07    6/29/08    6/28/09    6/27/10    6/26/11
      Weeks in Mo             4          4          4          4          4          4          4

JUL   Beginning Date    6/27/05     7/3/06     7/2/07    6/30/08    6/29/09    6/28/10    6/27/11
      Ending Date       7/24/05    7/30/06    7/29/07    7/27/08    7/26/09    7/25/10    7/24/11
      Weeks in Mo             4          4          4          4          4          4          4

AUG   Beginning Date    7/25/05    7/31/06    7/30/07    7/28/08    7/27/09    7/26/10    7/25/11
      Ending Date       8/28/05     9/3/06     9/2/07    8/31/08    8/30/09    8/29/10    8/28/11
      Weeks in Mo             5          5          5          5          5          5          5

SEP   Beginning Date    8/29/05     9/4/06     9/3/07     9/1/08    8/31/09    8/30/10    8/29/11
      Ending Date       9/25/05    10/1/06    9/30/07    9/28/08    9/27/09    9/26/10    9/25/11
      Weeks in Mo             4          4          4          4          4          4          4

OCT   Beginning Date    9/26/05    10/2/06    10/1/07    9/29/08    9/28/09    9/27/10    9/26/11
      Ending Date      10/23/05   10/29/06   10/28/07   10/26/08   10/25/09   10/24/10   10/23/11
      Weeks in Mo             4          4          4          4          4          4          4

NOV   Beginning Date   10/24/05   10/30/06   10/29/07   10/27/08   10/26/09   10/25/10   10/24/11
      Ending Date      11/27/05    12/3/06    12/2/07   11/30/08   11/29/09   11/28/10   11/27/11
      Weeks in Mo             5          5          5          5          5          5          5

DEC   Beginning Date   11/28/05    12/4/06    12/3/07    12/1/08   11/30/09   11/29/10   11/28/11
      Ending Date      12/25/05   12/31/06   12/30/07   12/28/08   12/27/09   12/26/10   12/25/11
      Weeks in Mo             4          4          4          4          4          4          4

      WEEKS IN YR            52         53         52         52         52         52         52